UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 31, 2007

Shea Development Corp.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

3452 Lake Lynda Dr., Suite #350

Orlando, Florida 32817

(Address of principal executive offices) (Zip Code)

(407) 282-3545

(Issuer’s Telephone Number)

1351 Dividend Dr., Suite G
Marietta, GA 30067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 31, 2007, Philip Loeffel, President of Shea Development Corp. (“Shea” or “Registrant”), was interviewed by www.wallst.net and an audio replay of that interview was posted on October 31, 2007 on their website at www.wallst.net.  A copy of that transcript is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  In addition, a copy of the press release announcing the interview is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such information shall not be incorporated by reference in any filing of the Registrant, except as shall be expressly provided by specific reference in such filing.

Safe Harbor for Forward Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance, achievements or financial condition of the Registrant to be materially different from any future results, performance, achievements or financial condition expressed or implied by such forward-looking statements.  These statements are based on the Registrant's current expectations, estimates and projections.  Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "may," "would" or variations of such words and similar expressions may identify such forward-looking statements.  You can also identify forward-looking statements by discussions of strategy, plans or intentions.  These statements are not guarantees of future performance.  Factors which may impact them include, but are not limited to, general economic and business conditions, the Registrant's ability to continue as a going concern, and other factors over which the Registrant has little or no control.  All such statements are therefore qualified in their entirety by reference to the factors specifically addressed in the sections entitled "Risk Factors" in the Registrant's Annual Report on Form 10-KSB and its Quarterly Reports on Form 10-QSB.  New risks can arise and it is not possible for management to predict all such risks, nor can management assess the impact of all such risks to the Registrant's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  All forward-looking statements speak only as of the date thereof.  The Registrant undertakes no obligation to revise or update publicly any forward-looking statements in order to reflect any event or circumstance that may arise after the date hereof, other than as required by law.

Item 9.01 - Financial Statements and Exhibits.

(a)  Financial Statement of Businesses Acquired

Not Applicable

(b)  Pro-Forma Financial Information

Not Applicable

(c)  Shell Company Transactions

Not Applicable

(d)  Exhibits

Exhibit Number

99.1	Transcript of Philip Loeffel interview with www.wallst.net on October 31, 2007.

99.2	Press Release of the Registrant dated October 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	SHEA DEVELOPMENT CORP.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Transcript of Philip Loeffel interview with www.wallst.net on October 31, 2007.

99.2	Press Release of the Registrant dated October 29, 2007.